UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2022 (March 8, 2022)

GRANITE FALLS ENERGY, LLC

(Exact name of small business issuer as specified in its charter)

Minnesota	000-51277	41-1997390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15045 Highway 23 SE, Granite Falls, MN	56241-0216
(Address of principal executive offices)	(Zip Code)

(320) 564-3100

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 - REGULATION FD DISCLOSURE

On or about March 8, 2022, Granite Falls Energy, LLC (the “Company”) sent a letter to its members. A copy of the letter is furnished as Exhibit 99.1 to this report.

The letter contains forward-looking statements. We undertake no responsibility to update any forward looking statement. When used, the words "believe," "intend," "expect," "anticipate” and similar expressions are intended to identify forward-looking statements. Readers should not place undue reliance on any forward-looking statements and recognize that the statements are not predictions of actual future results, which could and likely will differ materially from those anticipated in the forward-looking statements due to risks and uncertainties, including those described in our Securities and Exchange Commission filings, copies of which are available through our website or on request.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01 - OTHER EVENTS

On March 8, 2022, the Board of Governors of the Company is announcing its intent to engage in a reclassification and reorganization of the Company’s membership units. The Company is conducting a survey of its members regarding each unitholder’s status as an “accredited investor,” as defined by Rule 501 of Regulation D of the Securities Act. The Company expects to structure the reclassification to result in two unit classes. However, depending on the results of the accredited investor survey, it is possible the Company will structure the reclassification to result in three unit classes.

The reclassification proposal, including any associated amendments to the Company’s operating and member control agreement, will be subject to approval by the members. The Company intends for the reclassification proposal to result in the Company having fewer than 300 unitholders in its existing unit class and fewer than 500 unitholders who are not accredited investors in each additional unit class, which would enable the Company to voluntarily terminate the registration of its units under the Exchange Act.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a)None.

(b)None.

(c)None.

(d)Exhibits.

Exhibit No.	Description
99.1	Letter to Members of the Company Dated March 8, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE FALLS ENERGY, LLC

Date: March 8, 2022	/s/ Stacie Schuler
Stacie Schuler, Chief Financial Officer